Q4 and Corporate Overview and Financial Results January 31, 2018 FY 2017

SVB20144: 3 Q4 2017 Corporate Overview and Financial Results January 31, 2018 2 3 4 8 36 37 38 39 41 Important information regarding forward-looking statements and use of non-GAAP financial measures About SVB Financial performance Outlook for 2018 Interest rate sensitivity Regulatory environment Capital Non-GAAP reconciliations The following terms are used throughout this presentation to refer to certain SVB-specific metrics: • Core Fee Income – fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information. • Total Client Funds – the sum of on-balance sheet deposits and off-balance sheet client investment funds. • Fixed Income Securities – Includes available-for-sale ("AFS") and held-to-maturity ("HTM") securities held on the balance sheet. Contents and Glossary

SVB 2014 4:3 3Q4 2017 Corporate Overview and Financial Results January 31, 2018  Forward-Looking Statements   This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management’s expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; and financial results (and the components of such results) for certain quarters in, and for the full year 2018. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect.   We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: deterioration, weaker than expected improvement, or other changes in the state of the economy or the markets in which we conduct business or are served by us (including the levels of IPOs and M&A activities); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in our deposit levels; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; accounting changes, as required by Generally Accepted Accounting Principles (GAAP); and regulatory, tax or legal changes or their impact on us.   We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law.   This presentation shall not constitute an offer or solicitation in connection with any securities.   Use of Non-GAAP Financial Measures   To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non- GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other securities, non-GAAP noninterest expense and non-GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement.   We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the “Non-GAAP reconciliations” section at the end of this presentation, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section for more information. Important information

4Q4 2017 Corporate Overview and Financial Results January 31, 2018 35 years of focus on innovation companies, investors and influencers Strong market position Robust client funds franchise Diversified revenue streams Global presence Average balances for Q4'17 $50.8B assets $22.4B loans $102.4B total client funds SVB: A unique financial services company Q4 2017 Corporate Overview and Financial Results January 31, 2018

SVB20144: 3 Q4 2017 Corporate Overview and Financial Results January 31, 2018 5 We serve the global Innovation Economy Technology + Life Sciences + Healthcare Accelerator Revenue <$5M Growth Revenue $5M-$75M Corp Fin Revenue >$75M Investors Private Equity Venture Capital Individuals Private Bank Wealth Management

Q4 2017 Corporate Overview and Financial Results January 31, 2018 6 SVB Private Bank Private banking Silicon Valley Bank Global commercial banking for innovators, enterprises and investors SVB Asset Management Investment strategies and solutions to help companies preserve and grow capital SVB Capital Private venture investing expertise, oversight and management SVB Wealth Advisory Private wealth management At the center of the Innovation Economy

SVB 2014 4:3 7Q4 2017 Corporate Overview and Financial Results January 31, 2018 • Average tenure of 11 years at SVB • Diverse experience and skill sets to help direct our growth A strong, seasoned management team Dan Beck CHIEF FINANCIAL OFFICER 1 year at SVB John China HEAD OF TECHNOLOGY BANKING 22 years at SVB Michelle Draper CHIEF MARKETING OFFICER 5 years at SVB Laura Izurieta CHIEF RISK OFFICER 1 year at SVB Greg Becker PRESIDENT AND CEO SVB FINANCIAL GROUP 25 years at SVB Phil Cox HEAD OF EMEA AND PRESIDENT OF THE UK BRANCH 8 years at SVB Mike Dreyer CHIEF OPERATIONS OFFICER 2 years at SVB Roger Leone CHIEF INFORMATION OFFICER 3 years at SVB Marc Cadieux CHIEF CREDIT OFFICER 26 years at SVB Mike Descheneaux PRESIDENT SILICON VALLEY BANK 11 years at SVB Chris Edmonds-Waters CHIEF HUMAN RESOURCES OFFICER 14 years at SVB Michael Zuckert GENERAL COUNSEL 4 years at SVB

Q4 2017 Corporate Overview and Financial Results January 31, 2018 8 • Outstanding growth ◦ Average loans: +15.7% (+$2.9B) ◦ Average total client funds: +14.8% (+$12.2B) ◦ Net interest income: +23.5% ◦ Core fee income: +19.9% ◦ Return on equity: 12.38% (+148 bps) • Stable credit • Continued asset sensitivity • Positive 2018 outlook 2017 takeaways Themes • Healthy funding environment and ample client liquidity • Strong business execution • Economic tailwinds: tax cuts, rising rates, potential regulatory reform • Pressure on loan growth from liquidity and M&A • Lack of exit market momentum • Competition • Complex regulatory environment

Annual highlights

	2013	2014	2015	2016	2017[2,3]
Diluted earnings per share	$4.67	$5.31[1]	$6.62	$7.31	$9.20[4]
Net income available to common stockholders	$214.5M	$263.9M[1]	$343.9M	$382.7M	$490.5M
Average loans *Change*	$9.4B *23.7%*	$11.5B *23.0%*	$14.8B *28.3%*	$18.3B *23.8%*	$21.2B *15.7%*
Average deposits *Change*	$19.6B *9.5%*	$28.3B *44.4%*	$36.3B *28.2%*	$38.8B *6.8%*	$42.7B *10.3%*
Average off-balance sheet client investment funds *Change*	$24.2B 19.8%	$30.0B 24.0%	$39.2B 30.6%	$43.4B 10.5%	$51.5B 18.8%
Average fixed-income securities[5]	$10.6B	$16.6B	$22.3B	$21.5B	$22.4B
Net interest margin	3.29%	2.81%	2.57%	2.72%	3.05%
Net interest income	$697.3M	$856.6M	$1,006.4M	$1,150.5M	$1,420.4M
GAAP non-interest income	$673.2M	$572.2M	$472.8M	$456.6M	$557.2M
Non-GAAP non-interest income , net of non-controlling interests[5]	$330.3M	$352.5M	$441.1M	$448.5M	$527.8M
Net charge-offs / Average total gross loans (annualized)	0.33%	0.32%	0.30%	0.46%	0.27%
Non-interest expense[6]	$607.6M	$700.7M	$780.0M	$859.8M	$1,010.7M
Effective tax rate[7]	40.63%	41.02%	39.95%	39.55%	42.02%
Return on average SVBFG stockholders' equity (annualized)	11.13%	10.46%[1]	11.18%	10.90%	12.38%
Return on average assets (annualized)	0.92%	0.80%[1]	0.84%	0.87%	1.01%

1) Includes post-tax net loss of $11.4M related to the sale of our SVBIF entity in India
2) Included in diluted earnings per common share and net income available to common stockholders in 2017 are tax benefits recognized associated with the adoption of Accounting Standards Update 2016-09, Improvements to Employee Share-Based Payment Accounting in the first quarter of 2017. This guidance was adopted on a prospective basis with no changes to prior period amounts.
3) In Q1'17 we revised prior periods' presentation of noninterest expense to conform to the current period presentation, which reflect our provision for loan losses and provision for unfunded credit commitments together as our "provision for credit losses". In prior periods' presentation, our provision for unfunded credit commitments were reported as a component of noninterest expense. All prior periods have been revised to reflect this change.
4) EPS was impacted $0.80 due to the $37.6M of additional income tax expense due to tax reform and $8.8M of losses on AFS security sales in connection with our treasury and tax management objectives.
5) Includes available-for-sale and held-to-maturity securities held on the balance sheet
6) Non-GAAP noninterest income, net of non-controlling interests is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information
7) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests. Included in 2017 is $37.6M of additional income tax expense due to the revaluation of deferred tax assets and investments in low income housing tax credit funds following tax reform.

svb Q4 2017 Corporate Overview and Financial Results January 31, 2018 9

Q4 2017 Corporate Overview and Financial Results January 31, 2018 10 Highlights • Healthy loan growth • Higher net interest income & net interest margin • Robust total client funds growth, mostly off-balance sheet funds • Good core fee income growth • Healthy VC-related investment security gains • Stable credit quality • Tailwinds: economy, tax cuts, potential regulatory reform Challenges • Pressure on loan growth from liquidity and M&A • Lack of momentum in exit markets • Complex regulatory environment • Competition Q4'17 takeaways

Q4 2017 Corporate Overview and Financial Results January 31, 2018 11 Non-interest expense (NIE): +2.4% Net interest income3: +5.5% Net interest margin: +10 bps Non-interest income: -4.1%4 • Core fee income7: +3.6% • Investment security gains5,6,7: $15.8M • Warrant gains5: $12.1M • Provision for credit losses of $22.2M vs. $23.5M • Net charge-offs of 23 bps vs. 19 bps (annualized) • Non-performing loans of 51 bps vs. 56 bps Average loans: +4.0% Period-end loans: +4.1% Average total client funds: +5.2% Average fixed income securities2: +2.8% Q4'17 vs. Q3'17 1. Reflects impact of $0.80 due to $37.6M of additional income tax expense from tax reform and $8.8M of losses on AFS security sales in connection with our treasury and tax management objectives. 2. Includes available-for-sale and held-to-maturity securities held on the balance sheet 3. Net interest income is presented on a fully taxable equivalent basis to consistently reflect income from taxable loans and securities and tax-exempt securities based on the federal statutory tax rate of 35 percent. 4. Noninterest income included $15.9M of warrant gains in Q3'17 from the IPO of Roku 5. The value of warrant and PE/VC-related investments is subject to potential increases or decreases in future periods, depending on market conditions and other factors. 6. Non-GAAP gains on investment securities net of non-controlling interests were $8.0M. 7. Non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information. EPS: $2.191, Net Income: $117.2M Bank tier 1 leverage ratio: 7.56% (-3 bps)

Q4'17 key drivers

Positive earnings impact

- $22.2M of higher loan and investment interest income, from strong loan & deposit growth and higher rates
- $12.8M of lower warrant asset gains, compared to $15.9M of higher equity warrant gains in Q3'17 from a single client IPO
- $7.1M of higher investment securities gains, net of NCI (excluding $8.8M of pre-tax losses on sales of AFS securities)
- $3.7M of higher core fees with strong growth in FX and credit card transaction volumes, and higher client investment fees due to higher balances and spreads

Negative earnings impact

- One-time items:
  - $37.6M tax reform expense
  - $8.8M AFS security losses on sales
- $6.2M of higher noninterest expense including
  - $3.7M of higher compensation, primarily performance-related
  - $2.6M related to professional services to support internal initiatives svb Q4 2017 Corporate Overview and Financial Results January 31, 2018 12

Quarterly highlights

	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17
Diluted earnings per share	$1.89	$1.91	$2.32	$2.79	$2.19[1,2]
Net income available to common stockholders	$99.5M	$101.5M	$123.2M	$148.6M	$117.2M
Average loans	$19.3B	$20.1B	$20.5B	$21.6B	$22.4B
Change	*3.3%*	*4.2%*	*2.2%*	*5.2%*	*4.0%*
Average deposits	$39.7B	$40.0B	$42.1B	$44.0B	$44.8B
Change	*4.7%*	*0.7%*	*5.5%*	*4.5%*	*1.7%*
Average off-balance sheet client investment funds	$45.0B	$46.1B	$49.1B	$53.3B	$57.6B
Change	*4.3%*	*2.6%*	*6.5%*	*8.5%*	*8.1%*
Average fixed income securities	$20.2B	$21.2B	$21.5B	$23.1B	$23.8B
Net interest margin	2.73%	2.88%	3.00%	3.10%	3.20%
Net interest income	$296.6M	$310.0M	$342.7M	$374.0M	$393.7M
GAAP non-interest income	$113.5M	$117.7M	$128.5M	$158.8M	$152.3M
Non-GAAP non-interest income, net of non-controlling interests[3]	$109.1M	$111.1M	$119.0M	$153.2M	$144.5M
Net charge-offs / Average total gross loans (annualized)	0.44%	0.25%	0.44%	0.19%	0.23%
Non-interest expense	$235.2M	$237.6M	$251.2M	$257.8M	$264.0M[4]
Effective tax rate[5]	35.53%	33.62%	36.78%	39.58%	53.54%
Return on average SVBFG stockholders' equity (annualized)	10.77%	11.03%	12.75%	14.59%	11.09%
Return on average assets (annualized)	0.88%	0.91%	1.04%	1.18%	0.92%

1) Included in diluted earnings per common share and net income available to common stockholders for the three months ended in each quarter in 2017 are tax benefits recognized associated with the adoption of Accounting Standards Update 2016-09, Improvements to Employee Share-Based Payment Accounting in the first quarter of 2017. This guidance was adopted on a prospective basis with no changes to prior period amounts.
2) EPS was impacted $0.80 due to the $37.6M of additional income tax expense due to tax reform and $8.8M of losses on AFS security sales in connection with our treasury and tax management objectives.
3) This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.
4) In Q1'17 we revised prior periods' presentation of noninterest expense to conform to the current period presentation, which reflect our provision for loan losses and provision for unfunded credit commitments together as our "provision for credit losses". In prior periods' presentation, our provision for unfunded credit commitments were reported as a component of noninterest expense. All prior periods have been revised to reflect this change.
5) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests. Q4'17 included $37.6M of additional income tax expense due to the revaluation of deferred tax assets and investments in low income housing tax credit funds following tax reform.

svb Q4 2017 Corporate Overview and Financial Results January 31, 2018 13

SVB 2014 4:3 14Q4 2017 Corporate Overview and Financial Results January 31, 2018 Average loans grew 4.0% in Q4'17 Average loans Period-end loans $23 $21 $19 $17 $15 Bi lli on s Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 $19.3 $20.1 $20.5 $21.6 $22.4 $19.9 $20.4 $21.0 $22.2 $23.1 Q4'17 growth driven by Private Equity and Software/Internet

SVB 2014 4:3 15Q4 2017 Corporate Overview and Financial Results January 31, 2018 Strong long-term loan growth Majority of recent growth from Private Equity, Private Bank and Global Average loans Period-end loans $30 $25 $20 $15 $10 $5 $0 Bi lli on s 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 $4.6 $4.7 $4.4 $5.8 $7.6 $9.4 $11.5 $14.8 $18.3 $21.2 $5.5 $4.5 $5.5 $7.0 $8.9 $10.9 $14.4 $16.7 $19.9 $23.1

SVB 2014 4:3 16Q4 2017 Corporate Overview and Financial Results January 31, 2018 Gross Loans: $23.3 billion1,2 A diversified loan portfolio 1) As of 12/31/2017; gross loans do not include deferred fees and costs. 2) Private Bank includes loans designated as Consumer Loans (including real estate secured loans) in our earnings releases and our Form 10-K and 10-Q reports. 3) Technology and Life Science/Healthcare percentages are as a % of Total Gross Loans 4) Primarily capital call lines of credit Technology and Life Science/Healthcare Only1,3 $9.3 billion (40% of Gross Loans) Non-Early Stage $1.2 (5%) Early Stage $1.5 (6%) Balance Sheet $2.3 (10%) Sponsored Buyout $2.1 (9%) Other $2.2 (9%) 4 Balance-sheet dependent covered by current assets; $1.2B is asset-based lending Cash flow dependent 1 Investor-dependent 1 Revenue: $0-$5M Investor-dependent 2 Revenue >$5M Cash flow dependent 2 Cash flow and hybrid Private Equity/ Venture Capital $10.0 43% Hardware $1.2, Life Science/ Healthcare $1.9 8% 5% Wine $0.9 4% Other $0.5 2% Private Bank $2.6 11% Software/ Internet $6.2 27%

Q4 2017 Corporate Overview and Financial Results January 31, 2018 17 Private Equity and Private Bank have driven majority of growth in recent years Software/internet Hardware Private equity/venture capital Life science/healthcare Premium wine Private Bank Other Early-stage loans as % of loan portfolio Loans, net of unearned income $25 $20 $15 $10 $5 $0 Bi lli on s 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Period Ending $6.2 $1.2 $10.0 $1.8 $0.9 $2.6 $5.5 $4.5 $5.5 $7.0 $8.9 $10.9 $14.4 $16.7 $19.9 $0.4 $23.112% 11% 10% 8% 9% 9% 8% 6% 6% 6% Our loan portfolio has evolved over time

SVB 2014 4:3 18Q4 2017 Corporate Overview and Financial Results January 31, 2018 Higher net interest income drivers: • Higher average loan and investment balances • Higher interest rates (interest rate sensitivity) Net interest income* Net interest margin Federal Funds target rate $400 $360 $320 $280 $240 $200 $160 $120 $80 M ill io ns 8% 6% 4% 2% 0% Q4 '0 7 Q4 '0 8 Q4 '0 9 Q4 '1 0 Q4 '1 1 Q4 '1 2 Q4 '1 3 Q4 '1 4 Q4 '1 5 Q4 '1 6 Q4 '1 7 Net interest income grew 5.5% in Q4'17 7.04% 3.20% $97.6 $395.3 4.25% 1.50% * Net interest income is presented on a fully taxable equivalent basis to consistently reflect income from taxable loans and securities and tax-exempt securities based on the federal statutory tax rate of 35 percent.

SVB 2014 4:3 19Q4 2017 Corporate Overview and Financial Results January 31, 2018 • Provision for credit losses of $22.2M (vs. $23.5M in Q3) ◦ $10.8M for net new specific reserves for nonaccrual loans ◦ $8.2M for loan growth ◦ $3.5M provision for unfunded credit commitments • Net charge-offs of $12.9M or 23 bps (vs. $10.5M or 19 bps in Q3) ◦ $7.3M or 57% of net charge-offs had prior reserves • Allowance for loan losses/total gross loans: at 1.10% • Non-performing loans of $119.5M or 51 bps (vs. $125.4M or 56 bps in Q3) Millions Credit quality remained stable in Q4'17 Q4'17 Highlights Non-performing loans/total gross loans Total non-performing loans Non-performing loans 1.5% 1.0% 0.5% 0.0% Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 0.51% $119.5M Net charge-offs/average total gross loans (annualized) Net charge-offs Net charge-offs 2.0% 1.5% 1.0% 0.5% 0.0% Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 0.05% 0.75% 0.23% $1.7M $28.5M $12.9M $45.5M

SVB 2014 4:3 20Q4 2017 Corporate Overview and Financial Results January 31, 2018 Non-performing loans Non-performing loans as % of total gross loans Net charge-offs as % of average total gross loans (annualized) 4% 3% 2% 1% 0% -1% $160 $120 $80 $40 $0 M ill io ns 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 201 5 201 6 201 7 $119.0 1.07% 1.57% 0.51% 3.32% 2.64% 0.27% * AnnualizedPost-crisis NCOs remain below 50 bps History of strong credit quality $119.5 (2000: Dot-com bust) Five non-dot-com loans from two segments to which we no longer lend drove increase in NCOs (2008-2009: Financial Crisis) Five problem loans drove short- lived spike in NPLs and NCOs NPLs elevated since Q2'15 primarily due to four Sponsored Buyout loans (two were resolved) and one Corporate Finance loan

SVB 2014 4:3 21Q4 2017 Corporate Overview and Financial Results January 31, 2018 Our credit risk profile has improved over time Strongest growth in recent years has been in Private Equity and the Private Bank, which historically have had the best credit performance 12/31/13 Loan Portfolio Mix Technology and Life Science/ Healthcare 59% PE/VC 22% Private Bank 9% Wine 6% Other 4% 12/31/17 Loan Portfolio Mix Technology and Life Science/ Healthcare 40% PE/VC 43% Private Bank 11% Wine 4% Other 2%

SVB 2014 4:3 22Q4 2017 Corporate Overview and Financial Results January 31, 2018 11.0% Our credit risk profile has improved over time 3.3% 2009 annual early-stage net charge-off rate (recession) 2008-2017 average early- stage net charge-off rate 2017 annual early-stage net charge-off rate 2.4% • Early-stage loans (historically greatest charge-off risk) have decreased as a percentage of our total loan portfolio • As large corporate non-early stage loans (>$20M) have increased as a percentage of our total technology/life science loan portfolio, individual charge-offs can be nominally larger • Our overall net charge-off ratio has remained stable Large (>$20M) technology/life science loans as % of total technology/life science portfolio Early-stage loans as % of loan portfolio Net charge-offs/average total gross loans (annualized) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 19% 17% 20% 32% 35% 37% 38% 35% 36% 35% 12% 11% 10% 8% 9% 9% 8% 6% 6% 6% 0.87% 2.64% 0.77%(0.02)%0.31% 0.33% 0.32% 0.30% 0.46% 0.27% 3.8% 2016 annual early-stage net charge-off rate (VC market recalibration)

SVB 2014 4:3 23Q4 2017 Corporate Overview and Financial Results January 31, 2018 A highly quality balance sheet1 Non-interest- bearing deposits $36.7 78% 1) Balances as of 12/31/17 2) Net loans represents gross loans net of the allowance for loan losses and unearned interest income. Gross loans at 12/31/17 were $23.3B 3) Non-marketable securities net of non-controlling interests were $531 million. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. Period-end assets: $51.2B Period-end liabilities: $46.9B Held-to- maturity securities 18% $7.8B AFS securities $11.1 22% Cash $2.9 6% Net loans $22.9 45% Non-marketable securities3 (VC Investments) $0.6, 1% Other $0.9 2% 2 Held-to- maturity securities $12.7 24% 2 Other $1.0, 2% Borrowings $1.7 4% Interest- bearing deposits $7.6, 16%

SVB 2014 4:3 24Q4 2017 Corporate Overview and Financial Results January 31, 2018 Robust balance sheet growth Investment portfolio 46% of Total Assets Non-interest-bearing deposits 83% of Total Deposits $50 $40 $30 $20 $10 $0 Bi lli on s 2013 2014 2015 2016 2017 Period Ending $26.4 $39.3 $44.7 $44.7 $51.2 $50 $40 $30 $20 $10 $0 Bi lli on s 2013 2014 2015 2016 2017 Period Ending $23.3 $35.3 $41.4 $40.9 $46.9 Non-interest-bearing deposits Interest-bearing deposits Borrowings Other liabilities Available-for-sale securities Net loans Non-marketable securities (primarily VC-related investments) Other assets Held-to-maturity securities As of 12/31/2017

SVB 2014 4:3 25Q4 2017 Corporate Overview and Financial Results January 31, 2018 A high quality investment portfolio • A highly liquid portfolio with a duration of 3 years • U.S. Treasuries make up 29% of investment portfolio Municipal bonds and notes Non-agency mortgage-backed securities U.S. agency debentures Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage-backed securities – variable rate U.S. Treasury Securities Agency-issued collateralized residential mortgage-backed securities – fixed rate Agency-issued residential mortgage-backed securities * In June 2014, certain Available-for-Sale (AFS) securities were re-designated as Held-to-Maturity securities. Prior to June 2014, our investment securities portfolio comprised only AFS securities. As of 12/31/2017 Available-for-Sale Securities $20 $15 $10 $5 $0 Bi lli on s 2013 2014 2015 2016 2017 Period Ending $13.5 $16.4 $12.6$12.0 $11.1 Held-to-Maturity Securities* $20 $15 $10 $5 $0 Bi lli on s 2013 2014 2015 2016 2017 Period Ending $0.0 $7.4 $8.8 $8.4 $12.7

SVB 2014 4:3 26Q4 2017 Corporate Overview and Financial Results January 31, 2018 Average Deposits Average off-balance sheet client funds Total average client funds $120 $100 $80 $60 $40 $20 $0 Bi lli on s Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 $39.7 $40.0 $42.1 $44.0 $44.8 $45.0 $46.1 $49.1 $53.3 $57.6 $84.7 $86.1 $91.2 $97.3 $102.4 Average total client funds grew 5.2% in Q4'17 Growth primarily from: • Healthy venture capital funding environment • Healthy IPO and robust secondary offering market for our clients • Technology and Life Science clients

SVB 2014 4:3 27Q4 2017 Corporate Overview and Financial Results January 31, 2018 Robust client liquidity Long-term growth drivers: • Strong client funding and exit activity • Healthy increases in early-stage and private equity client counts Deposits Off-balance sheet client investment funds Total client funds $120 $100 $80 $60 $40 $20 $0 Bi lli on s 2013 2014 2015 2016 2017 Period Ending $22.5 $34.3 $39.1 $39.0 $44.3 $26.4 $32.4 $44.0 $45.8 $60.3 $48.8 $66.7 $83.1 $84.8 $104.6

SVB20144: 3 Q4 2017 Corporate Overview and Financial Results January 31, 2018 28 * Includes average loan and deposit balances for international operations in U.K., Israel and Asia for Q4'17; this is a management segment view and does not tie to regulatory definitions for foreign exposure $2.1B international loans* $9.4B international deposits* Location Description Year opened U.K. Full service branch 2012 Israel Business development and representative office 2008 China Business development office (Beijing) 2005 Joint venture bank (Beijing, Shanghai) 2012 Hong Kong Representative office 2013 Canada Branch application in progress TBD Germany Branch application in progress TBD Serving innovation around the world

SVB 2014 4:3 29Q4 2017 Corporate Overview and Financial Results January 31, 2018 Aggregate warrant gains net of early-stage losses (2002 - 2017) Net gains on equity warrant assets Early-stage net charge-offs Cumulative net gains (warrants less ES NCOs) $100 $50 $0 -$50 -$100 M ill io ns 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 2010 201 1 2012 2013 2014 201 5 2016 201 7 $(3) $8 $3 $3 $22 $23 $11 $7 $37 $19 $46 $71 $71 $38 $55 $(13) $(1) $0 $(2) $(7) $(10) $(16) $(58) $(23) $(1) $(21) $(26) $(30) $(12) $(45) $(35) Net warrant gains have exceeded early-stage charge-offs over time $114M

SVB 2014 4:3 30Q4 2017 Corporate Overview and Financial Results January 31, 2018 Net gains on equity warrant assets Non-GAAP net gains (losses) on investment securities net of non-controlling interests* $35 $15 -$5 -$25 M ill io ns Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 $20.3 $23.6 $10.7 $16.4 $6.6 $5.1 $21.6 $4.6 $6.7 $10.8 $24.9 $12.1 $19.1 $15.9 $12.7 $9.6 -$2.0 $21.6 $18.4 $5.3 $9.5 $8.2 $9.7 $8.0 Investment securities and warrant gains * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. Reflects valuation-related losses in our VC-related funds due to VC market "recalibration" Reflects $10.3M of unrealized gains from a single client IPO Reflects $12.4M gain from sale of U.S. Treasury securities Reflects $2.8M write down of a strategic investment and $2.9M decline in value of a single client stock between Q3'16 IPO and sale after lock-up Reflects $15.9M of unrealized gains from a single client IPO Reflects $8.8M of losses on sales of AFS securities

SVB 2014 4:3 31Q4 2017 Corporate Overview and Financial Results January 31, 2018 Core fee income* grew 3.6% in Q4'17 * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. Strong growth driven primarily by higher foreign exchange and client investment fee income Foreign exchange fees Credit card fees Deposit service charges Lending related fees Client investment fees Letters of credit/Standby LOC Total core fee income* $120 $100 $80 $60 $40 $20 $0 M ill io ns Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 $30 $34 $20 $20 $15 $16 $15 $10 $16 $19 $7 $8 $58.2 $66.1 $68.4 $72.7 $76.5 $74.5 $80.5 $84.6 $82.6 $87.3 $102.7 $106.4

SVB 2014 4:3 32Q4 2017 Corporate Overview and Financial Results January 31, 2018 Strong core fee income growth* * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. • Strong FX volume growth in 2017 partially offset by lower competitive spreads • Higher client investment fee growth in recent quarters due to higher balances and rate increases Foreign exchange fees Credit card fees Deposit service charges Lending related fees Client investment fees Letters of credit/Standby LOC Total core fee income* $400 $300 $200 $100 $0 M ill io ns 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 $33 $104 $116 $68 $77 $24 $53 $59 $33 $43 $50 $32 $56 $12 $26 $29 $126 $100 $109 $129 $158 $175 $210 $265 $316 $379

Q4 2017 Corporate Overview and Financial Results January 31, 2018 33 Performance and growth driving non-interest expense Revenue and growth initiatives: • People (staffing, incentive compensation based on performance) • Infrastructure investments to support our growth • Enhancements to our risk and compliance infrastructure Compensation and Benefits Expense $ M ill io ns 2013 2014 2015 2016 2017 $159 $187 $214 $244 $277 $96 $101 $122 $120 $145$112 $367 $121 $409 $138 $474 $150 $514 $185 $606 1,669 1,815 2,004 2,225 2,396 Professional svcs. Premises & equip. Net occupancy Business dev. Other expenses* Other Noninterest Expenses M ill io ns 2013 2014 2015 2016 2017 $76 $94 $83 $95 $122 $46 $50 $52 $66 $72 $25 $30 $35 $40 $48 $33 $40 $40 $40 $42 $61 $241 $77 $291 $97 $307 $105 $346 $120 $404 Incentive comp. plansSalaries/wages and other employee comp. Avg. full-time equivalent employees Other employee incentives/benefits * Includes costs for FDIC and state assessments, corespondent bank fees, lending and other client-related processing, telephone, data processing and other expenses; please see our quarterly filings for more information.

SVB 2014 4:3 34Q4 2017 Corporate Overview and Financial Results January 31, 2018 Drivers • Continued strong revenue growth • Focus on systems, processes and infrastructure to optimize cost efficiencies and support efficient growth over the long-term Non-GAAP non-interest expense, net of non-controlling interests Non-GAAP operating efficiency ratio $1,250 $1,000 $750 $500 $250 $0 M ill io ns 2013 2014 2015 2016 2017 $595 $682 $779 $859 $1,010 57.8% 56.3% 53.8% 53.7% 51.8% * These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. Non-GAAP non-interest expense net of non-controlling interests and non-GAAP efficiency ratio exclude the impact of non-controlling interests. Our consolidated GAAP noninterest expenses were modified from prior periods’ presentation to conform to the current period's presentation, which reflects our provision for loan losses and provision for unfunded credit commitments together as our “provision for credit losses”. In prior periods, our provision for unfunded credit commitments were reported separately as a component of noninterest expense. Efficiency ratio has trended down over time * *

SVB 2014 4:3 35Q4 2017 Corporate Overview and Financial Results January 31, 2018 • 2017 ROE increased 148 bps to 12.38% due to impact of strong loan and deposit growth and higher rates and warrant gains • Despite this strong performance, ROE has been impacted by pressure on asset yields due to low interest rates and deposit growth, as well as continued investment in our growth and expansion SVB Peers 14% 9% 4% -1% -6% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 10.21% 2.13% 7.72% 11.87% 10.09% 11.13% 10.46% 11.18% 10.90% 12.38% 2.22% (5.35)% 5.89% 9.04% 9.50% 9.68% 9.09% 8.78% 8.56% 9.45% * “Peers” refers to peer group as reported in our proxy statements and are subject to change on an annual basis. Peer ROE is the average of our peer group based on the most recent data from SNL Financial. Above-peer return on average equity * (5.35)%

SVB 2014 4:3 36Q4 2017 Corporate Overview and Financial Results January 31, 2018 Business Driver 2018 Full Year Outlook vs. 2017 FullYear Results Change from 10/26/17 (preliminary outlook) Average loans Increase at a percentage rate in the mid-teens No change Average deposits Increase at a percentage rate in the mid single digits Outlook decreased to mid-single digits due to a shift in expected client funds growth to our off- balance-sheet funds Net interest income Increase at a percentage rate in the high teens Outlook narrowed to high teens from previous outlook of high teens to low twenties Net interest margin Between 3.35% and 3.45% No preliminary outlook provided Allowance for loan losses for total gross performing loans as a % of total gross performing loans Comparable to 2017 levels No preliminary outlook provided Net loan charge-offs Between 0.30%-0.50% of avg. total gross loans No change Non-performing loans/total gross loans Between 0.50% and 0.70% of total gross loans No preliminary outlook provided Core fee income* Increase at a percentage rate in the high teens Outlook narrowed to high teens from previous outlook of mid-teens to high teens Non-interest expense (excluding expenses related to non-controlling interests)* Increase at a percentage rate in the low double digits Outlook increased to low double digits from previous outlook of high single digits due to planned investment in growth and employees Effective Tax Rate Between 27.0% and 30.0% No preliminary outlook provided 1) Our outlook for net interest income and net interest margin is based primarily on management's current forecast of average deposit and loan balances and deployment of surplus cash into investment securities. Such forecasts are subject to change, and actual results may differ, based on market conditions, actual prepayment rates and other factors described under the section "Forward-Looking Statements". 2) Core fee income is a non-GAAP measure, which represents noninterest income, but excludes certain line items where performance is typically subject to market or other conditions beyond our control. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP core fee income to GAAP noninterest income for fiscal 2017 is included in this release, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See "Use of Non-GAAP Financial Measures" at the end of this release for further information regarding the calculation and limitations of this measure. 3) Noninterest expense (excluding expenses related to noncontrolling interests) is a non-GAAP measure, which represents noninterest expense, but excludes expenses attributable to noncontrolling interests. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP noninterest expense (excluding expenses related to noncontrolling interests) to GAAP noninterest expense for fiscal 2017 is included in this presentation, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See "Use of Non-GAAP Financial Measures" at the end of our quarterly earnings release for further information regarding the calculation and limitations of this measure. 4) Our outlook for noninterest expense is partly based on management's current forecast of performance-based incentive compensation expenses. Such forecasts are subject to change, and actual results may differ, based on our performance relative to our internal performance targets. 5) Outlook does not assume any future rate increases 2018 full-year outlook (as of 1/25/2018) Business Driver 2018 Full Year Outlook vs. 2017 FullYear Results Average loans Increase at a percentage rate in the mid-teens Average deposits Increase at a percentage rate in the low double digits Net interest income Increase at a percentage rate in the high teens to low twenties Net loan charge-offs Between 0.30%-0.50% of avg. total gross loans Core fee income Increase at a percentage rate in the mid-teens to high teens Non-interest expense (excluding expenses related to non-controlling interests) Increase at a percentage rate in the high single digits 2019 Preliminary outlook (as of 1/25/2018) Assumes no interest rate increases * These are non-GAAP measures Please see our most recent Financial Release for complete information on management's assumptions and forecasts regarding this outlook.

Q4 2017 Corporate Overview and Financial Results January 31, 2018 37 We expect each 25 bps increase in short-term rates to contribute approximately $50 million to Net Interest Income* We expect rising rates to benefit us significantly * As will be reported in our sensitivity analysis included in our 2017 Form 10-K reports pursuant to applicable SEC requirements; these estimates are reported on a pre-tax basis and are based on a static balance sheet and assumptions as of December 31, 2017. Actual results may differ. Simulations used to analyze interest rate sensitivity may differ from actual results due to, among other things: differences in timing, frequency, and magnitude of changes in market rates; impact of competition; fluctuating business conditions and impact of strategies taken by management to mitigate these risks. Changes in Fed Funds Rate (basis points) Changes in Net Interest Income +100 +$198M +200 +$400M Changes in short-term interest rates impact interest earned on: • Variable rate loans • Variable rate investment securities • Cash and cash equivalents Primary benchmark indices: • National and SVB Prime rates • 1-month and 3-month LIBOR • Federal Funds target rate

Q4 2017 Corporate Overview and Financial Results January 31, 2018 38 Complex regulatory environment • As a growing global, commercial bank with a holding company structure, we face a complex regulatory landscape • We have ongoing investment in regulatory and compliance infrastructure -- people, processes and systems Key areas of regulatory focus • Enhanced Prudential Standards, including ◦ CCAR and DFAST ◦ Liquidity (Liquidity Coverage Ratio) • BSA/AML • "Basel III"* ◦ Advanced Approaches capital rules (foreign exposure threshold) • Current Expected Credit Loss (CECL) implementation * Refers to the adoption of the rules implementing the "Basel III" regulatory capital reforms and changes required by the Dodd-Frank Act

SVB 2014 4:3 39Q4 2017 Corporate Overview and Financial Results January 31, 2018 2013 2014 2015 2016 2017 CET 1 risk-based Capital - - 12.28% 12.80% 12.78% Tier 1 risk-based capital 11.94% 12.91% 12.83 13.26 12.97 Total risk-based capital 13.13 13.92 13.84 14.21 13.96 Tier 1 leverage 8.31 7.74 7.63 8.34 8.34 Tangible common equity to tangible assets2 7.43 7.15 7.16 8.15 8.16 Tangible common equity to risk- weighted assets2 11.61 12.93 12.34 12.89 12.77 We are well capitalized: SVBFG capital ratios1 1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y9C. TCE/TA and TCE/ RWA ratios are as reported in our most recent quarterly earnings releases. 2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

We are well capitalized: bank capital ratios[1]

- Pressure on Tier 1 Leverage ratio from exceptional deposit and total asset growth in 2014 and 2015
- Down-streaming of capital from holding company (Q2'14 $435M common equity raise and Q1'15 $350M debt raise) increased bank capital ratios across the board
- Strong Bank earnings resulted in $90M of dividends from Bank to SVBFG in 2017 and $40M in 2016

	2013	2014	2015	2016	2017
CET 1 risk-based Capital[2]	-	-	12.52%	12.65%	12.06%
Tier 1 risk-based capital	10.11%	11.09%	12.52	12.65	12.06
Total risk-based capital	11.32	12.12	13.60	13.66	13.04
Tier 1 leverage	7.04	6.64	7.09	7.67	7.56
Tangible common equity to tangible assets[3]	6.58	6.38	6.95	7.77	7.47
Tangible common equity to risk-weighted assets[3]	9.84	11.19	12.59	12.75	11.98

1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y9C. TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases.
2) Basel III adopted in January 2015
3) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

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SVB20144: 3 Q4 2017 Corporate Overview and Financial Results January 31, 2018 41 Non-GAAP Reconciliations

Non-GAAP reconciliation

"Core fee"[1] income

Non-GAAP core fee income (dollars in thousands)	Quarter ended					
	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016
GAAP noninterest income	$123,524	$126,287	$108,477	$114,506	$86,134	$112,776
Less: gains (losses) on investment securities,	33,263	24,975	18,768	12,439	(4,684)	23,270
Less: net gains on equity warrant assets[2]	20,278	23,616	10,685	16,384	6,606	5,089
Less: other noninterest income[2]	11,773	11,617	10,636	12,978	7,670	9,963
Non-GAAP core fee income	$58,210	$66,079	$68,388	$72,705	$76,542	$74,454

Non-GAAP core fee income (dollars in thousands)	Quarter ended					
	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017
GAAP noninterest income	$144,140	$113,502	$117,659	$128,528	$158,778	$152,266
Less: gains on investment securities, net	23,178	9,976	15,970	17,630	15,238	15,765
Less: net gains on equity warrant assets[2]	21,558	4,639	6,690	10,820	24,922	12,123
Less: other noninterest income[2]	18,878	14,239	12,421	12,811	15,896	17,982
Non-GAAP core fee income	$80,526	$84,648	$82,578	$87,267	$102,722	$106,396

1) This is a non-GAAP measure. See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Our consolidated statements of income were modified from prior periods' presentation to conform to the current period's presentation, which reflects a new line item to separately disclose net gains on equity warrant assets. In prior periods, net gains on equity warrant assets were reported as a component of net gains on derivative instruments. We removed the line item "gains on derivative instruments, net" and reclassified all other gains on derivative instruments, net to other noninterest income.

svb Q4 2017 Corporate Overview and Financial Results January 31, 2018 42

Non-GAAP reconciliation

"Core fee"[1] income

Non-GAAP core fee income (dollars in thousands)	Year ended December 31,				
	2008	2009	2010	2011	2012
GAAP noninterest income	$152,365	$97,743	$247,530	$382,332	$335,546
Less: gains (losses) on investment securities, net	(14,777)	(31,209)	93,360	195,034	122,114
Less: net gains (losses) on equity warrant assets[3]	10,541	(55)	6,556	37,439	19,385
Less: other noninterest income (loss)[3]	30,656	29,263	38,608	20,589	35,657
Non-GAAP core fee income	$125,945	$99,744	$109,006	$129,270	$158,390

Non-GAAP core fee income (dollars in thousands)	Year ended December 31,				
	2013	2014	2015[2]	2016	2017
GAAP noninterest income	$673,206	$572,239	$472,794	$456,552	$557,231
Less: gains on investment securities, net	419,408	267,023	89,445	51,740	64,603
Less: net gains on equity warrant assets[3]	46,101	71,012	70,963	37,892	54,555
Less: other noninterest income (loss)[3]	32,222	24,573	47,004	50,750	59,110
Non-GAAP core fee income	$175,475	$209,631	$265,382	$316,170	$378,963

1) This is a non-GAAP measure. See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02).
3) Our consolidated statements of income were modified from prior periods' presentation to conform to the current period's presentation, which reflects a new line item to separately disclose net gains on equity warrant assets. In prior periods, net gains on equity warrant assets were reported as a component of net gains on derivative instruments. We removed the line item "gains on derivative instruments, net" and reclassified all other gains on derivative instruments, net to other noninterest income.

svb
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SVB 2014 4:3 44Q4 2017 Corporate Overview and Financial Results January 31, 2018 * See “Use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Non-marketable securities Non-GAAP reconciliation* Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) Dec 31, 2017 GAAP non-marketable securities $651,053 Less: amounts attributable to non-controlling interests 120,408 Non-GAAP non-marketable securities, net of non-controlling interests $530,645 Composition of non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) Dec 31, 2017 Non-marketable securities (fair value accounting): Venture capital and private equity fund investments $32,945 Other venture capital investments 99 Other securities (fair value accounting) 103 Non-marketable securities (equity method accounting): Venture capital and private equity fund investments 64,675 Debt funds 21,183 China Joint Venture Investment 75,337 Other investments 35,861 Non-marketable securities (cost method accounting): Venture capital and private equity fund investments 98,548 Other investments 27,680 Investments in qualified affordable housing projects, net 174,214 Total non-marketable and other securities $530,645

Non-GAAP reconciliation[1]

Net gains (losses) on investment securities

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Quarter ended Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016
GAAP net gains (losses) on investment securities	$33,263	$24,975	$18,768	$12,439	$(4,684)	$23,270
Less: income (losses) attributable to noncontrolling interests, including carried interest	14,171	9,036	6,102	2,803	(2,716)	1,622
Non-GAAP net gains (losses) on investment securities, net of noncontrolling interests	$19,092	$15,939	$12,666	$9,636	$(1,968)	$21,648

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Quarter ended Sep 30, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017
GAAP net gains on investment securities	$23,178	$9,976	$15,970	$17,630	$15,238	$15,765
Less: income attributable to noncontrolling interests, including carried interest	4,745	4,661	6,462	9,465	5,496	7,764
Non-GAAP net gains on investment securities, net of noncontrolling interests	$18,433	$5,315	$9,508	$8,165	$9,742	$8,001

1) See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

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Non-GAAP reconciliation[1]

Capital ratios

Consolidated (SVBFG) TCE/TA and TCE/RWA

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31,				
	2013	2014	2015	2016	2017
GAAP SVBFG stockholders' equity	$1,961,635	$2,813,072	$3,198,134	$3,642,554	$4,179,795
Less: Intangible assets	—	—	—	—	—
Tangible common equity (TCE)	$1,961,635	$2,813,072	$3,198,134	$3,642,554	$4,179,795
GAAP Total assets	$26,410,144	$39,337,869	$44,686,703	$44,683,660	$51,214,467
Less: Intangible assets	—	—	—	—	—
Tangible assets (TA)	$26,410,144	$39,337,869	$44,686,703	$44,683,660	$51,214,467
Risk-weighted assets (RWA)	$16,901,501	$21,755,091	$25,919,594	$28,248,750	$32,736,959
Tangible common equity to tangible assets	7.43%	7.15%	7.16%	8.15%	8.16%
Tangible common equity to risk-weighted assets	11.61%	12.93%	12.34%	12.89%	12.77%

Bank only TCE/TA and TCE/RWA

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31,				
	2013	2014	2015	2016	2017
Tangible common equity (TCE)	$1,634,389	$2,399,411	$3,059,045	$3,423,427	$3,762,542
Tangible assets (TA)	$24,849,484	$37,607,973	$44,045,967	$44,059,340	$50,383,774
Risk-weighted assets (RWA)	$16,612,870	$21,450,480	$24,301,043	$26,856,850	$31,403,489
Tangible common equity to tangible assets	6.58%	6.38%	6.95%	7.77%	7.47%
Tangible common equity to risk-weighted assets	9.84%	11.19%	12.59%	12.75%	11.98%

1) See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

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Non-GAAP reconciliation

Non-interest income[1]

Non-GAAP non-interest income, net of non-controlling interests (dollars in thousands)	Quarter ended Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017
GAAP non-interest income	$113,502	$117,659	$128,528	$158,778	$152,266
Less: income attributable to non-controlling interests, including carried interests	4,412	6,559	9,536	5,614	7,743
Non-GAAP non-interest income, net of non-controlling interests	109,090	111,100	118,992	153,164	144,523

Non-GAAP Non-interest income, net of non-controlling interests (dollars in thousands)	Year ended December 31, 2013	2014	2015[2]	2016	2017
GAAP noninterest income	$673,206	$572,239	$472,794	$456,552	$557,231
Less: income attributable to noncontrolling interests, including carried interest	342,904	233,624	31,736	8,039	29,452
Non-GAAP noninterest income, net of noncontrolling interests	$330,302	$338,615	$441,058	$448,513	$527,779
Less: net (losses) on the SVBIF sale transaction	—	(13,934)	—	—	—
Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments	$330,302	$352,549	$441,058	$448,513	$527,779

1) See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised for the adoption of accounting guidance related to our investments in VC- and PE-related funds (ASU 2015-02 Deconsolidation).

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Non-GAAP reconciliation

Non-GAAP operating efficiency ratio, net of non-controlling interests[1]

(Dollars in thousands, except ratios)	2013	2014	2015	2016	2017
	Year ended December 31,				
GAAP noninterest expense[2]	$607,602	$700,669	$779,962	$859,797	$1,010,655
Less: amounts attributable to noncontrolling interests	12,714	18,867	828	524	813
Non-GAAP noninterest expense, net of noncontrolling interests	$594,888	$681,802	$779,134	$859,273	$1,009,842
GAAP net interest income	$697,344	$856,595	$1,006,425	$1,150,523	$1,420,369
Adjustments for taxable equivalent basis	1,724	1,689	1,564	1,203	3,076
Non-GAAP taxable equivalent net interest income	$699,068	$858,284	$1,007,989	$1,151,726	$1,423,445
Less: income attributable to noncontrolling interests	76	33	8	66	33
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests	$698,992	$858,251	$1,007,981	$1,151,660	$1,423,412
GAAP noninterest income	$673,206	$572,239	$472,794	$456,552	$557,231
Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments	$330,302	$352,549	$441,058	$448,513	$527,779
GAAP total revenue	$1,370,550	$1,428,834	$1,479,219	$1,607,075	$1,977,600
Non-GAAP taxable equivalent revenue, net of noncontrolling interests	$1,029,294	$1,210,800	$1,449,039	$1,600,173	$1,951,191
GAAP operating efficiency ratio	44.33%	49.04%	52.73%	53.50%	51.11%
Non-GAAP operating efficiency ratio	57.80%	56.31%	53.77%	53.70%	51.76%

1) See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Our consolidated GAAP noninterest expenses were modified from prior periods' presentation to conform to the current period's presentation, which reflects our provision for loan losses and provision for unfunded credit commitments together as our "provision for credit losses". In prior periods, our provision for unfunded credit commitments were reported separately as a component of noninterest expense.

svb Q4 2017 Corporate Overview and Financial Results January 31, 2018
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SVB 2014 4:3 49Q4 2017 Corporate Overview and Financial Results January 31, 2018 Find SVB on LinkedIn, Facebook and Twitter Meghan O’Leary Head of Investor Relations 3005 Tasman Drive Santa Clara, CA 95054 T 408 654 6364 M 650 255 9934 moleary@svb.com Find SVB on LinkedIn, Facebook and Twitter